Victory Portfolios

Victory RS Growth Fund

Victory RS Mid Cap Growth Fund Victory RS Select Growth Fund Victory RS Small Cap Growth Fund (each a “Fund” and together the “Funds”)

Supplement dated July 3, 2025, to the Funds’

Summary Prospectus and Prospectus dated May 1, 2025

Effective July 11, 2025, Trevor Martin will no longer be listed as a portfolio manager for the above-named Funds.

•The reference to Mr. Martin under the Portfolio Management table of each Fund’s Summary Prospectus is hereby deleted.

•The reference to Mr. Martin under the Portfolio Management subsection of “Organization and Management of the Fund” found on page 45 of the Prospectus is hereby deleted.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.